EXHIBIT 10-J (b)

EXECUTION COPY
AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT
Dated as of October 17, 2014
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among COLGATE-PALMOLIVE COMPANY, a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Lenders and the Administrative Agent have entered into a Five Year Credit Agreement dated as of November 4, 2011 (as extended and amended to date, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
(3)    Pursuant to Section 2.15(a), of the Credit Agreement, the Borrower delivered to the Administrative Agent on September 4, 2014 a request that the Termination Date be extended by one year to November 4, 2019.
(4)    Pursuant to Section 2.14(a), of the Credit Agreement, the Borrower delivered to the Administrative Agent on September 9, 2014 a request that the aggregate amount of the commitments be increased, and, subject to the terms and conditions of this Amendment, the Borrower and the Lenders party hereto hereby agree to increase the aggregate amount of the commitments to $2,370,000,000.
Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:
(a)The following new definitions are added to Section 1.01 in appropriate alphabetical order:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (as of October 17, 2014, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means, with respect to any Person, economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom, to the extent applicable to such Person.
(b)The definition of “Base Rate” in Section 1.01 is amended by deleting the phrase “British Bankers Association Interest Settlement” and substituting therefor the phrase “ICE Benchmark Settlement” in both places such phrase appears
(c)The definition of “FATCA” in Section 1.01 is amended in full to read as follows:
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements entered into pursuant thereto.
(d)The definition of “Interest Period” in Section 1.01 is amended by replacing the phrase “9 or 12 months” with the phrase “12 months” in each place such phrase appears.
(e)Section 2.08(b) is amended in full to read as follows:
The Administrative Agent shall give prompt notice to the Borrower or Borrowing Subsidiary and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.06, provided that if Reuters LIBOR01 Page is unavailable, such rate of interest shall be determined on the basis of timely information provided by no fewer than two Reference Banks (it being understood that (i) the Administrative Agent shall not be required to disclose to any party hereto any information regarding any Reference Bank or any rate provided by such Reference Bank, including, without limitation, whether a Reference Bank has provided a rate or the rate provided by any individual Reference Bank and (ii) any such determination shall be made in good faith (and not on an arbitrary and capricious basis) and consistent with similarly situated customers of the Administrative Agent after consideration of factors as the Administrative Agent then reasonably determines to be relevant).
(f)Section 2.10(b) is amended by replacing the word “capital” with the phrase “capital or liquidity” in each place such word appears.
(g)Section 4.01 is amended by adding to the end thereof a new subsection (q), to read as follows:
(q)    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective directors, officers and employees, are in compliance with Anti-Corruption Laws, except to the extent the failure to do so would not have a Material Adverse Effect, and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers or employees or any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing is intended to be used for the purpose of violating any Anti-Corruption Law or in violation of applicable Sanctions.
(h)Section 5.01(b) is amended by adding to the end thereof (immediately before the period) the following:
; and maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions.
(i)Section 5.02(c) is amended by adding to the end thereof (immediately before the period) the following:
; or request any Borrowing, or use, or permit its Subsidiaries and its or their respective directors, officers and employees to use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) in any manner that would result in the violation of Sanctions, for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Section 2. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring November 4, 2019. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.
Section 3. Consent to Commitment Increase. Each Lender so indicating on its signature page to this Amendment agrees to increase its Commitment to the amount so indicated on such signature page. This agreement to increase the Commitments is subject in all respects to the terms of the Credit Agreement and is irrevocable.
Section 4. Conditions of Effectiveness. Section 1 of this Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders. Each Lender that consents to extend its Termination Date shall so indicate its consent by executing as indicated on the signature pages. Each Lender that consents to increase its Commitment shall so indicate its consent by executing as indicated on the signature pages. Section 3 (and, with respect to clause (c) below, Section 2) of this Amendment is further subject to the delivery to the Administrative Agent of

(a) certified copies of resolutions of the Board of Directors of the Borrower or the Finance Committee of such Board approving the Commitment Increase, (b) an opinion of counsel for the Borrower (which may be in-house counsel), in form and substance reasonably satisfactory to the Administrative Agent with respect to the Commitment Increase and (c) an up-front fee payable to the Administrative Agent for the ratable account of each Consenting Lender, equal to the sum of: (i) 0.01% of that portion of such Lender’s allocated Commitment (as set forth on Schedule A hereto) which is less than or equal to such existing Lender’s allocated Commitment under the Credit Agreement prior to giving effect to the Commitment Increase and (ii) 0.04% of that portion of such Lender’s allocated Commitment (as set forth on Schedule A hereto) which exceeds such Lender’s allocated Commitment under the Credit Agreement prior to giving effect to the Commitment Increase (payable on the amount of such excess). This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.
Section 5. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
(a)    the representations and warranties made by the Borrower contained in Section 4.01 of the Credit Agreement as amended hereby (other than the last sentence of Section 4.01(e) and other than Section 4.01(f)(i)), are true and correct in all material respects on and as of the date hereof (the “Amendment Date”), before and after giving effect to the Amendment Date; and
(b)    no event has occurred and is continuing, or would result from the Amendment Date, that constitutes a Default.
Section 6. Reference to and Effect on the Credit Agreement and the Notes.
(c)    On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(d)    The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(e)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(f)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
Section 7. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution,

delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.
Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic communication (.pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
COLGATE-PALMOLIVE COMPANY

By /s/ Elaine Paik

Name: Elaine Paik

Title: Vice President and Corporate Treasurer

CITIBANK, N.A., Individually and

as Administrative Agent

By /s/ Lisa Huang
Name: Lisa Huang
Title: Attorney-In-Fact

Consent to the forgoing Amendment:

CITIBANK, N.A.

By /s/ Lisa Huang
Name: Lisa Huang
Title: Attorney-In-Fact

Consent to the request to extend the Termination Date:

CITIBANK, N.A.

By /s/ Lisa Huang
Name: Lisa Huang
Title: Attorney-In-Fact

Consent to increase its Commitment as set forth on Schedule A attached hereto

CITIBANK, N.A.

By /s/ Lisa Huang
Name: Lisa Huang
Title: Attorney-In-Fact

Consent to the forgoing Amendment:

BNP Paribas

By /s/ Pamela Fitton
Name: Pamela Fitton
Title: Managing Director

By /s/ Donna La Spina
Name: Donna La Spina
Title: Vice President

Consent to the request to extend the Termination Date:

BNP Paribas

By /s/ Pamela Fitton
Name: Pamela Fitton
Title: Managing Director

By /s/ Donna La Spina
Name: Donna La Spina
Title: Vice President

Consent to increase its Commitment as set forth on Schedule A attached hereto

BNP Paribas

By /s/ Pamela Fitton
Name: Pamela Fitton
Title: Managing Director

By /s/ Donna La Spina
Name: Donna La Spina
Title: Vice President

Consent to the forgoing Amendment:

HSBC Bank USA, National Association

By /s/ Jason Fuqua
Name: Jason Fuqua
Title: Vice President

Consent to the request to extend the Termination Date:

HSBC Bank USA, National Association

By /s/ Jason Fuqua
Name: Jason Fuqua
Title: Vice President

Consent to increase its Commitment as set forth on Schedule A attached hereto

HSBC Bank USA, National Association

By /s/ Jason Fuqua
Name: Jason Fuqua
Title: Vice President

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

Consent to the request to extend the Termination Date:

JPMORGAN CHASE BANK, N.A.

By /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

Consent to increase its Commitment as set forth on Schedule A attached hereto

JPMORGAN CHASE BANK, N.A.

By /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

Consent to the forgoing Amendment:

WELLS FARGO BANK, N.A.

By /s/ Eric Frandson
Name: Eric Frandson
Title: Managing Director

Consent to the request to extend the Termination Date:

WELLS FARGO BANK, N.A.

By /s/ Eric Frandson
Name: Eric Frandson
Title: Managing Director

Consent to increase its Commitment as set forth on Schedule A attached hereto

WELLS FARGO BANK, N.A.

By /s/ Eric Frandson
Name: Eric Frandson
Title: Managing Director

Consent to the forgoing Amendment:

Barclays Bank PLC

By /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Consent to the request to extend the Termination Date:

Barclays Bank PLC

By /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Consent to increase its Commitment as set forth on Schedule A attached hereto

Barclays Bank PLC

By /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA, as a Lender

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Consent to the request to extend the Termination Date:

GOLDMAN SACHS BANK USA, as a Lender

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Consent to increase its Commitment as set forth on Schedule A attached hereto

GOLDMAN SACHS BANK USA, as a Lender

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Consent to the forgoing Amendment:

MORGAN STANLEY BANK, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the request to extend the Termination Date:

MORGAN STANLEY BANK, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to increase its Commitment as set forth on Schedule A attached hereto

MORGAN STANLEY BANK, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOCIATION

By /s/ Mark Irey
Name: Mark Irey
Title: Vice President

Consent to the request to extend the Termination Date:

U.S. BANK NATIONAL ASSOCIATION

By /s/ Mark Irey
Name: Mark Irey
Title: Vice President

Consent to increase its Commitment as set forth on Schedule A attached hereto

U.S. BANK NATIONAL ASSOCIATION

By /s/ Mark Irey
Name: Mark Irey
Title: Vice President

Consent to the forgoing Amendment:

Australia and New Zealand Banking Group Limited

By /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to the request to extend the Termination Date:

Australia and New Zealand Banking Group Limited

By /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to increase its Commitment as set forth on Schedule A attached hereto

Australia and New Zealand Banking Group Limited

By /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to the forgoing Amendment:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH

By /s/ Verónica Incera
Name: Verónica Incera
Title: Managing Director

By /s/ Mauricio Benitez
Name: Mauricio Benitez
Title: Vice President

Consent to the request to extend the Termination Date:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH

By /s/ Verónica Incera
Name: Verónica Incera
Title: Managing Director

By /s/ Mauricio Benitez
Name: Mauricio Benitez
Title: Vice President

Consent to increase its Commitment as set forth on Schedule A attached hereto

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH

By /s/ Verónica Incera
Name: Verónica Incera
Title: Managing Director

By /s/ Mauricio Benitez
Name: Mauricio Benitez
Title: Vice President

Consent to the forgoing Amendment:

THE ROYAL BANK OF SCOTLAND PLC

By /s/ Tracy Rahn
Name: Tracy Rahn
Title: Director

Consent to the request to extend the Termination Date:

THE ROYAL BANK OF SCOTLAND PLC

By /s/ Tracy Rahn
Name: Tracy Rahn
Title: Director

Consent to increase its Commitment as set forth on Schedule A attached hereto

THE ROYAL BANK OF SCOTLAND PLC

By /s/ Tracy Rahn
Name: Tracy Rahn
Title: Director

Consent to the forgoing Amendment:

Santander Bank, N.A.

By /s/ William Maag
Name: William Maag
Title: Managing Director

Consent to the request to extend the Termination Date:

Santander Bank, N.A.

By /s/ William Maag
Name: William Maag
Title: Managing Director

Consent to increase its Commitment as set forth on Schedule A attached hereto

Santander Bank, N.A.

By /s/ William Maag
Name: William Maag
Title: Managing Director

Consent to the forgoing Amendment:

Bank of America, N.A.

By /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

Consent to the request to extend the Termination Date:

Bank of America, N.A.

By /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

Consent to increase its Commitment as set forth on Schedule A attached hereto

Consent to the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

Consent to the request to extend the Termination Date:

THE BANK OF NEW YORK MELLON

By /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

Consent to increase its Commitment as set forth on Schedule A attached hereto

THE BANK OF NEW YORK MELLON

By /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

Consent to the forgoing Amendment:

The Northern Trust Company

By /s/ Daniel J. Boote
Name: Daniel J. Boote
Title: Senior Vice President

Consent to the request to extend the Termination Date:

The Northern Trust Company

By /s/ Daniel J. Boote
Name: Daniel J. Boote
Title: Senior Vice President

Consent to increase its Commitment as set forth on Schedule A attached hereto

The Northern Trust Company
By /s/ Daniel J. Boote
Name: Daniel J. Boote
Title: Senior Vice President

SCHEDULE A
COMMITMENTS

Name of Bank	Commitment
Citibank, N.A.	$480,000,000
BNP Paribas	$240,000,000
HSBC Bank USA, National Association	$240,000,000
JPMorgan Chase Bank, N.A.	$240,000,000
Wells Fargo Bank, National Association	$240,000,000
Barclays Bank PLC	$125,000,000
Goldman Sachs Bank USA	$125,000,000
Morgan Stanley Bank, N.A.	$125,000,000
US Bank National Association	$125,000,000
Australia and New Zealand Banking Group Limited	$70,000,000
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$70,000,000
The Royal Bank of Scotland plc	$70,000,000
Santander Bank, N.A.	$70,000,000
Bank of America, N.A.	$50,000,000
The Bank of New York Mellon	$50,000,000
The Northern Trust Company	$50,000,000
Total of Commitments:	$2,370,000,000